SCHWAB CAPITAL TRUST

Schwab® International Opportunities Fund
(the fund)
Supplement dated December 17, 2025
to the fund’s currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with these documents.
At a meeting held on December 9, 2025, the Board of Trustees (the Board) of Schwab Capital Trust voted to terminate Harris Associates L.P. (Harris) as investment manager to the fund effective on or about January 6, 2026. Further, the Board voted to hire Causeway Capital Management LLC (Causeway) as investment manager to the fund effective on or about January 6, 2026. Charles Schwab Investment Management, Inc. will transition the Harris portfolio to align with Causeway’s investment strategy and anticipates that Causeway will begin to manage the fund assets on or about January 13, 2026.
Effective on or about January 6, 2026, the fund’s Summary Prospectus, Statutory Prospectus and SAI will be revised to read as follows:
1.
Summary Prospectus and Statutory Prospectus – In the fund’s “Fund Summary” section under the header “Investment Managers”: The language is hereby deleted in its entirety and replaced with the following:

The fund has four investment managers: American Century Investment Management, Inc., Baillie Gifford Overseas Limited, Causeway Capital Management LLC, and Columbia Management Investment Advisers, LLC. As of January 6, 2026, none of the investment managers are expected to manage more than 30% of the fund’s net assets nor are any expected to manage more than 30% of the fund’s assets. In addition, an investment manager may, at certain times, be approved but unfunded. For information on the fund’s investment managers, please see the “Fund Details” and “Fund Management” sections in the prospectus.
2.
Statutory Prospectus – Under “More About the Fund’s Investment Managers and Principal Risks” in the “Fund Details” section: The second paragraph and related table are hereby deleted in their entirety and replaced with the following:

The following table identifies the fund’s investment adviser and investment managers as of January 6, 2026, their areas of focus, and approximate asset allocation.
Investment Adviser/Manager	Investment Style	Approximate Allocation of Net Assets (%)(1)
American Century Investment Management, Inc.	International small-cap growth	19%
Baillie Gifford Overseas Limited	International growth	10%
Causeway Capital Management LLC	International value equity	9%(2)
Columbia Management Investment Advisers, LLC	International all-cap blend	28%
Schwab Asset Management	International large-cap developed	29%
Cash and other assets	—	5%
(1)
Allocations may not add to 100% due to rounding.

(2)
Causeway Capital Management LLC will begin managing fund assets on January 13, 2026.

3.
Statutory Prospectus – Under “More About the Fund’s Investment Managers and Principal Risks” in the “Fund Details” section: The last two paragraphs are hereby deleted in their entirety and replaced with the following:

Causeway Capital Management LLC (Causeway), in managing its segment of the fund’s assets, invests primarily in equity securities of companies in developed countries located outside the U.S. When investing assets, Causeway follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the non-U.S. developed and emerging markets, Causeway applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 2,000 equity securities. Causeway uses quantitative valuation screens to further narrow the potential investment candidates. Causeway then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. Causeway also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that Causeway buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
Causeway considers the following value characteristics in making investment decisions for the fund: low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. The portfolio managers work as a team to make investment decisions and the portfolio managers also perform investment research in his or her assigned sectors and industries. The portfolio managers are supported by the firm’s fundamental and quantitative research analysts and two traders.
4.
Statutory Prospectus – Under the “Fund Management” section: The fourth paragraph is hereby deleted in its entirety and replaced with the following:

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement with the investment adviser and each sub-advisory agreement (except for the sub-advisory agreement with Causeway) is available in the fund’s 2025 annual holdings and financial statements, which are included in the fund’s Form N-CSR and covers the period of November 1, 2024 through October 31, 2025. A discussion regarding the basis for the approval of the sub-advisory agreement between the investment adviser and Causeway will be available in a future report.
5.
Statutory Prospectus – In the table under “The Fund’s Investment Managers” in the “Fund Management” section: The “Harris Associates L.P.” section is hereby deleted in its entirety and replaced with the following:

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/2024)	Portfolio Manager(s)	Employment Experience
Causeway Capital Management LLC 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025	Founded: 2001 $67.0 billion(1)	Sarah Ketterer, Chief Executive Officer and Portfolio Manager	Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (‘’MLIM’’) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles.
		Harry Hartford, President and Portfolio Manager	Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles.
		Jonathan Eng, Portfolio Manager	Mr. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, industrials and energy sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team.
		Conor Muldoon, Portfolio Manager	Mr. Muldoon is a Director of Causeway and is responsible for research in the global financials, materials, and real estate sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity.

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/2024)	Portfolio Manager(s)	Employment Experience
		Alessandro Valentini, Portfolio Manager	Mr. Valentini is a Director of Causeway and is responsible for research in the global healthcare, financials, and real estate sectors. Mr. Valentini joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York.
(1)
As of September 30, 2025.

6.
SAI – Under “Advisory Agreement” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section: The ninth paragraph is hereby deleted in its entirety and replaced with the following:

Causeway Capital Management LLC (Causeway) serves as investment manager to the fund. Causeway began operations in June 2001. Causeway is a wholly-owned by Causeway Capital Holdings LLC, its parent holding company. Causeway Capital Management LLC, is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.
7.
SAI – Under “Investment Manager Portfolio Manager Disclosure” in the “PORTFOLIO MANAGERS” section: The “Harris Associates” section is hereby deleted in its entirety and replaced with the following:

Causeway
Other Accounts. In addition to the fund, the portfolio managers below are also responsible for the day-to-day management of certain other accounts, as indicated in the following table. The information below is provided as of October 31, 2025.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sarah Ketterer	14	$25,600,000,000	17	$5,980,000,000	136	$28,890,000,000
Harry Hartford	14	$25,600,000,000	17	$5,980,000,000	133	$28,730,000,000
Jonathan Eng	14	$25,600,000,000	17	$5,980,000,000	116	$28,740,000,000
Conor Muldoon	14	$25,600,000,000	17	$5,980,000,000	118	$28,720,000,000
Alessandro Valentini	14	$25,600,000,000	17	$5,980,000,000	110	$28,720,000,000
Accounts where compensation is based on account performance.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sarah Ketterer	0	$0	0	$0	3	$2,210,000,000
Harry Hartford	0	$0	0	$0	3	$2,210,000,000
Jonathan Eng	0	$0	0	$0	3	$2,210,000,000

	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Conor Muldoon	0	$0	0	$0	3	$2,210,000,000
Alessandro Valentini	0	$0	0	$0	3	$2,210,000,000
Conflicts of Interest. The Causeway portfolio managers who manage a portion, or “Sleeve,” of the fund also manage their own personal accounts and other accounts, including corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. The Other Accounts pay higher management fee rates than the Sleeve or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of a number of mutual funds: Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, and Causeway International Small Cap Fund (together, the “Causeway Mutual Funds”). Causeway also sponsors and manages certain other commingled vehicles in its international value equity strategy that are offered to institutional investors. Most of the portfolio managers have personal investments in one or more of the Causeway Mutual Funds. Each of Ms. Ketterer and Mr. Hartford hold, through estate planning vehicles, a controlling voting stake in Causeway’s parent holding company and Messrs. Eng, Muldoon, Valentini, Nguyen, Cho and Ms. Lee have minority interests in Causeway’s parent holding company. Actual or potential conflicts of interest arise from the Sleeve’s portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.
Compensation. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salary and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of Causeway parent holding company’s profits based on their ownership interests. They do not receive incentive compensation. Causeway’s other portfolio managers receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of profits based on their minority ownership interests in Causeway’s parent holding company. Causeway’s Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of Causeway’s parent holding company Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of any single client account, but take into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. For Fundamental portfolio managers, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development. The assessment of these factors takes into account both current and future risks and different factors can be weighted differently.
Ownership of Fund Shares. As of October 31, 2025, the portfolio managers did not beneficially own any of the fund’s shares.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG129518-00 (12/25)
00320885